EXHIBIT 10.1

Note: Certain material has been omitted from this Third Amendment to Prime Vendor Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. [*****] indicates omitted material. The omitted material has been filed separately with the Securities and Exchange Commission.

THIRD AMENDMENT TO

PRIME VENDOR AGREEMENT

THIRD AMENDMENT, dated as of August 1, 2010 (“Third Amendment”) to the PRIME VENDOR AGREEMENT made as of July 1, 2009 and amended as of March 2010 and June 1, 2010 (the “Existing PVA”) between AmerisourceBergen Drug Corporation (“ABDC”), on the one hand, and Bioscrip, Inc., BioScrip Infusion Services, Inc., Chonimed LLC, Los Feliz Inc., Bioscrip Pharmacy Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PMB Services, LLC, Natural Living Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc, New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc, Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc.- Region I, South Mississippi Home Health, Inc. — Region II, South Mississippi Home Health, Inc. — Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, TLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., and Option Health, Ltd (severally and collectively sometimes hereinafter referred to and obligated as “Customer”), on the other hand.  Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Existing PVA.

ABDC and Customer have agreed to amend the Existing PVA, confirm the liability of each of the undersigned as a “Customer” under such agreement and modify certain other provisions of the Existing PVA.  Accordingly, the parties hereto, intending to be legally bound, hereby further covenant and agree as follows:

1.	Joinder and Assumption.

(a) Each of the undersigned not previously a party to the Existing PVA hereby joins in, assumes and agrees to be bound by all terms, covenants and conditions set forth in the Existing PVA, as hereby amended (the same, as it may be further amended, supplemented or otherwise modified from time to time, the “PVA”), as if each such party were originally a party to the Existing P VA.  Accordingly, effective immediately, each of the undersigned is and shall be deemed a Customer under the Existing PVA and all related instruments, agreements and documents.

(b) Each of the undersigned agrees to (i) cause each subsiding or affiliate of the undersigned which may from and after the date hereof be acquired or formed by any of the undersigned to likewise join in, assume and agree to be bound by all terms, covenants and conditions set forth in the PVA and thereby become a Customer under the PVA and all related instruments, agreements and documents, and (ii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision and the PVA and all related instruments, agreements and documents.

(c) Without limiting the generality of the foregoing, each other of the undersigned grant, affirm and/or reaffirm (and shall cause each subsidiary or affiliate of the undersigned which may be acquired or formed by any of the undersigned to grant) a lien on and security interest in and to the Collateral (as hereinafter defined) by joining in and agreeing to be bound by the terms, covenants and conditions set forth in the PVA.

Notwithstanding anything to the contrary set forth in this Section 1 of the Existing PVA, the joinder of a Customer and the execution and exchange of documentation in connection therewith shall not be requited with respect to any affiliate or subsidiary that is a party to a contract with a vendor of Inventory of a type which is available for purchase from ABDC until lawful termination of such contract; provided, however, that the undersigned and/or any such subsidiary or affiliate shall terminate (or cause termination of) such contract in accordance with its terms as quickly as commercially reasonable, without penalty, damages or other costs to such affiliate or subsidiary for such termination so that such affiliate or subsidiary may join in the PVA as soon after such termination as practicable.

2.	Amendments to Existing PVA.

(a) Los Feliz Inc. is removed as a party to the Existing PVA.

(b) Section 1.B. of Exhibit 1 to the Existing PVA is deleted in its entirety and replaced with the following:

B.           [*****].

3.
Governing Law.  All questions concerning the validity or meaning of this Third Amendment, and the Existing PVA as amended by this Third Amendment or relating to the rights and obligations of the parties with respect to the performance hereunder or hereunder shall be construed and resolved under the laws of the State of New York, except to the extent that UCC provides for the application of the laws of the states of organization with respect to the perfection, priority and enforceability of the Collateral.

4.	Existing PVA Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Existing PVA shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have had a duly authorized officer execute this Third Amendment to the Prime Vendor Agreement as of the date first listed above.

BIOSCRIP INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP INFUSION SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
CHRONIMED, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP PHARMACY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BRADHURST SPECIALTY PHARMACY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP PHARMACY (NY), INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP PBM SERVICES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	NATURAL LIVING, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP INFUSION SERVICES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP NURSING SERVICES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP INFUSION MANAGEMENT, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	SPECIALTY PHARMA, INC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel

CRITICAL HOMECARE SOLUTIONS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	DEACONESS ENTERPRISES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
NEW ENGLAND HOME THERAPIES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	INFUSION SOLUTIONS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
PROFESSIONAL HOME CARE SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	WILCOX MEDICAL, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
DEACONESS HOMECARE, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	REGIONAL AMBULATORY DIAGNOSTICS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
SOUTH MISSISSIPPI HOME HEALTH, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	ELK VALLEY PROFESSIONAL AFFILIATES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
INFUSION PARTNERS, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	KNOXVILLE HOME THERAPIES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel

SOUTH MISSISSIPPI HOME HEALTH, INC. - REGION I By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION II By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION III By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	APPLIED HEALTH CARE, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
EAST GOSHEN PHARMACY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	INFUSION PARTNERS OF BRUNSWICK, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
SCOTT WILSON, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	INFUSION PARTNERS OF MELBOURNE, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
ELK VALLEY HOME HEALTH CARE AGENCY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	GERICARE, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
CEDAR CREEK HOME HEALTH CARE AGENCY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	ELK VALLEY HEALTH SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel

NATIONAL HEALTH INFUSION, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	OPTION HEALTH, LTD. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP PHARMACY SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	CHS HOLDINGS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
AMERISOURCEBERGEN DRUG CORPORATION By: /s/ James F. Riley III ___________ Name: James F. Riley III Title: VP, Strategic Accounts